UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/18 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment
return consistent with
reasonable risk
Inception Date:
October 1, 1987
Net Assets at
December 31, 2018:
$224,458,385
Portfolio
Composition at
December 31, 2018:
(Percentage of Total
Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), for the 12 months ended December 31, 2018.
The 12 months ended December 31, 2018 were positive for the Fund on an absolute basis and relative to its benchmark index. Further, the Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2018 (allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 8% of its peer category for each of these time periods.2
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2018, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of strong yet moderating economic growth and contained inflation both in the U.S. and globally. For the first three quarters of 2018, U.S. Gross Domestic Product (GDP) growth registered an average of 3.3%, the highest three-quarter growth rate since 2014. Fourth quarter GDP growth is widely expected to remain healthy but somewhat slower, based on several headwinds that dampened investor sentiment, including a Federal government shutdown, a slowing global economy, an unresolved trade war between the U.S. and China and a wobbly housing market.
During the annual period, the U.S. labor market remained healthy, as monthly job gains averaged more than 200,000 for the year. December 2018 was especially strong, with a job increase of 312,000. This pushed the unemployment rate lower, from 4.1% at the beginning of the calendar year to 3.9% at the end of December 2018. Average hourly earnings, year over year, benefited from the strong U.S. labor market, increasing from a 2.8% to a 3.2% growth rate, its highest level since 2009. Manufacturing was another rather consistently strong sector of the economy during 2018. The ISM Manufacturing Survey, an important measure, registered close to 60 each of the first 11 months, representing the highest readings in several years. December 2018 was the weakest of the year with a softer ISM Manufacturing Survey reading of 54.1. Because of this economic strength overall, inflation picked up modestly but remained relatively tame and below the expectations of the Federal Reserve (the

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all to all portfolio companies available under your contract.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Fed). The broadest measure of inflation, which the Fed closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 1.9% on a year over year basis as of November 2018 (latest data available) and averaged a low 1.6%.
Prompted by this economic growth backdrop and declines in the unemployment rate, the Fed raised its targeted federal funds rate four times in 2018 — in March, June, September and December — bringing it to a range of 2.25% to 2.50%. At the end of the annual period, Fed policymakers continued to adhere to the belief that there is strong potential for the currently low unemployment rate to raise wages and thereby put pressure on the inflation rate. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the annual period. For example, the two-year U.S. Treasury note started the annual period with a yield of 1.88% and ended December 2018 with a yield of 2.48%, an increase of 60 basis points. (A basis point is 1/100th of a percentage point.) Longer-term fixed income securities fared somewhat better, since they have greater sensitivity to inflation and, thereby, benefited from the moderate inflation readings. The bellwether 10-year U.S. Treasury note began the annual period with a yield of 2.40% and ended December with a yield of 2.69%, up 29 basis points. The significant upward move in short-term rates created a flattening of the yield curve, meaning the differential in yields between short-term rates and long-term rates narrowed. Short-term rates already saw an inversion of the yield curve, as the yield on the two-year Treasury was temporarily higher than that on the five-year Treasury toward the end of the annual period.
Outside of the U.S., the economies of China, Europe and the emerging markets began to slow during the annual period. With the U.S. and China involved in trade conflicts, wherein the U.S. has instituted tariffs on certain Chinese goods and China has retaliated in kind, certain industries within the U.S. and internationally have been hurt. Equity markets did not take this downbeat news well, experiencing great volatility, especially during the last quarter of 2018. Indeed, at year-end 2018, the investment climate was marked by uncertainty. Equity investors were worried the ongoing tightening policy of the Fed and trade conflict with China may cause a major slowdown in U.S. economic growth. This, in turn, drove a flight to safety in fixed income securities, pushing up the prices of higher quality bonds.
On the commodities front, markets overall declined during the annual period, hampered by the strong U.S. dollar, which rose from mid-April 2018; a collapse in oil prices from early October 2018; and the ongoing U.S.-China trade war. Gold prices remained rather range-bound as a result of the tug-of-war between the effects of rising U.S. Treasury yields, which reduced the relative appeal of precious metals, and heightened market volatility, which led to a flight to perceived safe havens.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, declined 4.38% during the 12 months ended December 31, 2018, its worst calendar year performance since 2008.
As 2018 began, the momentum of late 2017 carried into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the tax reform enacted in December 2017. The U.S. equity market rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth sparked fears the Fed would be compelled to speed up its pace of interest rate increases. Such market speculation stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. Stocks subsequently recovered, as concerns about the Fed gradually eased, but the markets turned lower once again in March in reaction to potentially unfavorable changes in U.S. trade policy. Despite these fluctuations, which stood in marked contrast to the unusually low volatility of 2017, the S&P 500® Index closed the first quarter with only a modest decline of  -0.76%.
By the end of the annual period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Despite strong fundamentals, investor sentiment was weighed upon throughout the calendar year by escalating trade tensions, fears of a global economic slowdown and populist politics. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty. In particular, U.S. equities plunged in December 2018 on renewed investor fears sparked by, among other factors, the partial Federal government shutdown, the U.S. President’s criticism of Fed Chair Powell, and in a delayed response to an earlier sell-off in global rates. The S&P 500® Index’s 9.03% decline in December 2018 was its worst December return since 1931.
As was the case for 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2018, though value did outperform growth on a relative

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

basis in the fourth calendar quarter, reversing the trend of the prior seven consecutive quarters. While all capitalization segments posted negative returns, large-cap stocks performed best, followed at some distance by mid-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, four sectors posted positive absolute returns and seven generated negative returns during the annual period. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the annual period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)
All told, the U.S. equity market outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of  -13.79% and -14.58%, respectively, weighed on by political, economic and protectionism concerns, including Italian political and budgetary turmoil, ongoing unpredictability around the U.S.-North Korea summit, fears of a global economic slowdown, populist politics, elevated political uncertainty in Europe, including ongoing Brexit negotiations, and trade war fears — all despite relatively strong fundamentals. Central bank tightening, a partial U.S. government shutdown and a strong U.S. dollar further pressured international equities.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 0.01% during the annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, with a more modest increase in longer-term rates given still-low inflation. This caused a flattening of the yield curve. While rates rose across the yield curve, or spectrum of maturities, interest rates on maturities of two years and less rose most. Indeed, making headlines was the spread, or yield differential, between the two-year and 10-year portion of the yield curve, where the spread flattened from 53 basis points at year-end 2017 to just 20 basis points at year-end 2018, and, as mentioned earlier, the spread between two- and five-year maturities temporarily inverted in early December 2018 — for the first time in more than a decade. This spread is closely watched as an indicator of a slowing economy and of a possible buildup of recessionary pressures.
Over the course of the annual period, the yield on the three-month U.S. Treasury bill rose approximately 106 basis points, the yield on the two-year U.S. Treasury note increased approximately 60 basis points, and the yield on the five-year U.S. Treasury note rose approximately 31 basis points. The yield on the bellwether 10-year U.S. Treasury note increased approximately 29 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 28 basis points during the annual period.
Broadly speaking, it was a “risk off” environment within the taxable fixed income market, wherein investors’ aversion to risk heightened dramatically from that seen during 2017. While most non-government bond sectors posted negative absolute returns, U.S. Treasuries and the highest rated securitized bonds posted modestly positive returns, significantly outperforming the higher risk corporate bond sector, which was out of favor for much of the year. Similarly, within the corporate bond sector, higher rated bonds outperformed lower rated bonds. CCC-rated bonds, for instance, the lowest-rated high yield bonds, trailed AAA-rated bonds, the highest rated investment grade bonds, by almost 500 basis points. New issuance of investment grade corporate bonds was down after its robust 2017 level, and corporate bonds saw a significant spread widening. Investors were also put off by declining credit metrics, prompted in part by a record number of share buybacks.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information and its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

Ranked by Morningstar in the top 2% for one-year (133 funds), top 3% for three-year (112 funds), top 1% for five-year (106 funds) and top 8% for 10-year (74 funds) periods ended December 31, 2018. All in the Morningstar US Insurance allocation 70% to 85% equity category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

4
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund generated a total return of 0.05% during the 12 months ended December 31, 2018. This compares to the -2.62% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed its blended benchmark during the 12-month reporting period. The equity portion of the Fund substantially outperformed the -4.38% return of the S&P 500® Index, more than offsetting the fixed income portion of the Fund’s slight underperformance of the 0.01% return of the Bloomberg Barclays Index during the annual period. Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the equity portion of the Fund, which emphasizes growth over value. However, large-cap stocks overall had smaller losses than mid- and small-cap stocks. This outperformance of large-cap stocks dampened the equity portion of the Fund’s relative results, as the equity portion of the Fund emphasizes companies with lower market capitalizations within the S&P 500® Index.
Asset allocation detracted. The Fund was overweighted in stocks and underweighted in fixed income during an annual period when the S&P 500® Index posted a negative absolute return and the Bloomberg Barclays Index posted a flat, albeit modestly positive, absolute return.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from stock selection overall. Sector allocation decisions as a whole also contributed positively during the reporting period.
The equity portion of the Fund benefited most from effective stock selection in the consumer discretionary sector. Stock selection in the industrials sector further boosted the equity portion of the Fund’s relative results. Having an underweighted allocation to financials, which lagged the S&P 500® Index during the annual period, and having no exposure to energy, the weakest sector in the S&P 500® Index during the annual period, also added value.
Only partially offsetting these positive contributors was weak stock selection in health care and utilities, which detracted. Having an underweighted allocation to the strong, albeit small, utilities sector also dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were O’Reilly Automotive, which retails automotive aftermarket parts, accessories and equipment; Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications; and Church & Dwight, which develops and manufactures household, personal care and specialty consumer products. Each of these stocks enjoyed robust double-digit gains during the annual period driven mainly by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the equity portion of the Fund was hurt most by not owning software behemoth Microsoft and e-commerce giant Amazon.com, which posted strong gains during the annual period. However, currently, the equity portion of the Fund’s strategy does not typically invest in giant, mega-cap companies. Also, the equity portion of the Fund’s positions in dental supply manufacturer and distributor Dentsply Sirona and tobacco company British American Tobacco detracted. Each of these companies’ stocks experienced significant double-digit declines during the annual period, hurt by weaker than expected operating performance.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, positions in aerospace products and services company Heico, organized health systems owner and manager UnitedHealth Group and software technology provider Cadence Design Systems were added to the equity portion of the Fund, as each has been delivering consistent long-term growth in both earnings and stock price.
Among those positions eliminated from the equity portion of the Fund during the annual period were aerospace and defense company General Dynamics, medical waste management services provider Stericycle and tobacco company British American Tobacco, the last of which was mentioned above. We exited each of these positions as each appeared to no longer be on the consistent long-term growth track we seek.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2018, the equity portion of the Fund’s allocations to consumer discretionary and real estate each shifted from neutral to overweight relative to the S&P 500® Index. Its relative allocation to consumer staples moved from an overweight to an underweight, and its relative allocation to utilities moved from a neutral position to an underweight.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2018?
As of December 31, 2018, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care, materials, consumer discretionary and real estate sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the financials, information technology, consumer staples and utilities sectors on the same date. The equity portion of the Fund had no allocation at all to the energy and communication services sectors on December 31, 2018.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its performance relative to the Bloomberg Barclays Index during the annual period. We kept the fixed income portion of the Fund’s duration moderately shorter than that of the Bloomberg Barclays Index, which proved beneficial as interest rates rose during the annual period. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
A significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds early in the annual period detracted from the fixed income portion of the Fund’s relative results most. Given the risk-off environment that developed as 2018 progressed, having an out-of-benchmark exposure to high yield corporate bonds, which underperformed the Bloomberg Barclays Index during the annual period, and an underweighted allocation to U.S. Treasuries, which outperformed the Bloomberg Barclays Index during the annual period, also hurt. Amongst individual securities, the weakest performers were long-dated financials companies.
Conversely, the fixed income portion of the Fund’s overweight in structured products contributed positively. More specifically, the fixed income portion of the Fund had significant overweights relative to the Bloomberg Barclays Index in asset-backed securities and commercial mortgage-backed securities, both sectors that outperformed the Bloomberg Barclays Index during the annual period. Being underweight international sovereign debt also added value, as this sector substantially underperformed the Bloomberg Barclays Index during the annual period.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
We made several changes to the fixed income portion of the Fund’s weightings during the annual period given the shift in market conditions from the “risk on” environment that dominated at the start of 2018 to the “risk off” environment that arose as the year progressed. We significantly reduced its overweight to investment grade corporate bonds and its exposure to high yield corporate bonds, as we believed the demand for risk assets would continue to be muted for some time. We correspondingly increased the fixed income portion of the Fund’s allocations to U.S. Treasuries and highly-rated securitized debt, including asset-backed securities and mortgage-backed securities. While maintaining its duration shorter than that of the Bloomberg Barclays Index, we did lengthen the fixed income portion of the Fund’s duration modestly toward the end of the annual period, bringing it closer to a neutral position, in anticipation of a slowing economy and a more dovish Fed in 2019.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2018?
At the end of December 2018, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, asset-backed securities, commercial mortgage-backed securities and taxable municipal bonds. The fixed income portion of the Fund remained underweight relative to the Bloomberg Barclays Index at the end of the annual period in U.S. Treasuries and international sovereign debt. The fixed income portion of the Fund also maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2017, the Fund had weightings of approximately 73% in stocks, 24% in fixed income and 3% in cash equivalents. Allocations remained in a narrow range during the annual period such that the Fund ended December 2018 with weightings of approximately 72% in stocks, 25% in fixed income and 3% in cash equivalents. At the end of the annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term.
At the end of the annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Top Ten Holdings As of 12/31/2018 (Unaudited)
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	89,150	$6,619,387	2.9%
Roper Technologies, Inc.	23,400	6,236,568	2.8%
IDEXX Laboratories, Inc.	30,500	5,673,610	2.5%
AMETEK, Inc.	81,575	5,522,628	2.5%
Mettler-Toledo International, Inc.	9,700	5,486,126	2.5%
AutoZone, Inc.	6,400	5,365,376	2.4%
MasterCard, Inc.	27,000	5,093,550	2.3%
Rollins, Inc.	139,000	5,017,900	2.3%
Henry Schein, Inc.	63,600	4,993,872	2.2%
Amphenol Corp.	61,200	4,958,424	2.2%
Equity Sector Weightings vs. Index As of 12/31/2018 (Unaudited)
Percentage of equity securities only

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2018) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	0.05%	7.28%	6.21%	10.63%	9.41%
60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index	-2.62%	6.38%	6.10%	9.26%	8.04%
S&P 500® Index	-4.38%	9.26%	8.49%	13.12%	9.20%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnline.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund to that of the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index and the S&P 500® Index (the “Indexes”). The returns for the Indexes do not include fees and expenses, but do include the reinvestment of dividends, if any.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2018 and held for six months ended December 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$984.70	$4.40	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48	0.88%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Schedule of Investments
December 31, 2018
Shares		Value
Common Stocks — 71.7%
Communication Services — 2.2%
REITS — 2.2%
30,200	SBA Communications Corp. REIT*	$4,889,078
Consumer Discretionary — 7.9%
Distribution & Wholesale — 0.4%
42,000	LKQ Corp.*	996,660
Retail — 7.5%
6,400	AutoZone, Inc.*	5,365,376
12,000	Domino’s Pizza, Inc.(1)	2,975,880
12,600	O’Reilly Automotive, Inc.*	4,338,558
92,000	TJX Companies, Inc. (The)	4,116,080
		16,795,894
		17,792,554
Consumer Staples — 3.8%
Food — 0.4%
20,200	Hormel Foods Corp.(1)	862,136
Household Products — 2.0%
67,000	Church & Dwight Co., Inc.	4,405,920
Retail — 1.4%
16,000	Costco Wholesale Corp.	3,259,360
		8,527,416
Financials — 1.5%
Insurance — 1.5%
60,500	Arch Capital Group, Ltd. *	1,616,560
14,000	Chubb, Ltd.	1,808,520
		3,425,080
		3,425,080
Healthcare — 13.6%
Biotechnology — 0.8%
18,200	Alexion Pharmaceuticals, Inc.*	1,771,952
Electronics — 2.5%
9,700	Mettler-Toledo International, Inc.*	5,486,126
Healthcare Products — 9.6%
5,686	Becton Dickinson & Co.	1,281,169
43,200	Danaher Corp.	4,454,784
17,600	DENTSPLY SIRONA, Inc.	654,896
63,600	Henry Schein, Inc.*(1)	4,993,872
30,500	IDEXX Laboratories, Inc.*	5,673,610
20,000	Thermo Fisher Scientific, Inc.	4,475,800
		21,534,131
Healthcare Services — 0.7%
5,600	IQVIA Holdings, Inc.*	650,552
4,000	UnitedHealth Group, Inc.	996,480
		1,647,032
		30,439,241
Industrials — 24.4%
Aerospace & Defense — 5.2%
55,000	HEICO Corp.	4,261,400
10,100	Northrop Grumman Corp.	2,473,490
Shares		Value
Industrials — 24.4% (Continued)
23,700	Teledyne Technologies, Inc.*	$4,907,559
		11,642,449
Commercial Services — 3.3%
48,369	IHS Markit, Ltd.*	2,320,261
139,000	Rollins, Inc.(1)	5,017,900
		7,338,161
Electrical Equipment — 2.9%
8,300	Acuity Brands, Inc.(1)	954,085
81,575	AMETEK, Inc.	5,522,628
		6,476,713
Environmental Control — 2.9%
89,150	Waste Connections, Inc.	6,619,387
Hand & Machine Tools — 0.4%
7,000	Snap-on, Inc.	1,017,030
Housewares — 1.7%
68,000	Toro Co. (The)	3,799,840
Machinery Diversified — 4.1%
24,100	IDEX Corp.	3,042,866
23,400	Roper Technologies, Inc.	6,236,568
		9,279,434
Transportation — 3.9%
60,000	Canadian National Railway Co.	4,446,600
12,600	J.B. Hunt Transport Services, Inc.	1,172,304
22,000	Union Pacific Corp.	3,041,060
		8,659,964
		54,832,978
Information Technology — 11.8%
Commercial Services — 0.3%
4,900	WEX, Inc.*	686,294
Computers — 1.5%
23,000	Accenture PLC Class A	3,243,230
Diversified Financial Services — 2.3%
27,000	MasterCard, Inc. Class A	5,093,550
Electronics — 2.2%
61,200	Amphenol Corp. Class A	4,958,424
Software — 5.5%
19,000	ANSYS, Inc.*	2,715,860
4,400	Broadridge Financial Solutions, Inc.	423,500
13,000	Cadence Design Systems, Inc.*	565,240
30,000	Fiserv, Inc.*	2,204,700
35,600	Salesforce.com, Inc.*	4,876,132
6,600	Ultimate Software Group, Inc. (The)*	1,616,142
		12,401,574
		26,383,072
Materials — 4.5%
Chemicals — 1.3%
10,900	FMC Corp.(1)	806,164
5,100	NewMarket Corp.(1)	2,101,659
		2,907,823

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2018
Shares/ Principal Amount		Value
Common Stocks — 71.7% (Continued)
Commercial Services — 2.2%
33,400	Ecolab, Inc.	$4,921,490
Housewares — 0.5%
18,000	Scotts Miracle-Gro Co. (The)(1)	1,106,280
Miscellaneous Manufacturers — 0.4%
9,500	AptarGroup, Inc.	893,665
Packaging & Containers — 0.1%
6,000	Ball Corp.	275,880
		10,105,138
Real Estate — 1.6%
REITS — 1.6%
23,000	American Tower Corp. REIT	3,638,370
Utilities — 0.4%
Oil & Gas — 0.4%
29,600	South Jersey Industries, Inc.(1)	822,880
Total Common Stocks (Cost $54,812,501)		160,855,807
Asset-Backed Securities — 2.7%
$511,000	Ally Auto Receivables Trust, Series 2017-1, Class A4, 1.99%, 11/15/21	504,249
200,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	197,598
91,718	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	91,452
285,909	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	282,589
250,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	242,579
150,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	149,576
250,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, 2/15/22(2)	247,317
250,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	247,347
550,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	549,702
500,000	Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23(1)	494,538
175,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	171,213
Principal Amount		Value
$200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	$198,319
350,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	348,923
329,000	GM Financial Automobile Leasing Trust, Series 2017-1, Class A4, 2.26%, 8/20/20	327,161
300,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	299,067
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	197,182
368,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	363,144
250,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	248,642
200,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A4, 2.01%, 1/17/23	198,408
250,000	Nissan Auto Lease Trust, Series 2017-B, Class A3, 2.05%, 9/15/20	248,162
250,000	Nissan Auto Lease Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	246,037
140,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	138,994
Total Asset-Backed Securities (Cost $6,010,182)		5,992,199
Commercial Mortgage-Backed Securities — 2.7%
500,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	504,318
217,785	Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A1, 1.88%, 12/10/49	214,306
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	99,439
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	101,277
229,203	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	228,371

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2018
Principal Amount		Value
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	$255,845
225,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	224,044
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	250,677
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K047, Class A2, 3.33%, 5/25/25(3)	253,342
350,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(3)	353,790
505,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	502,186
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	252,767
222,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	220,440
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	249,177
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(3)	249,409
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.74%, 9/25/46(2)(3)	98,077
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	302,867
200,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	181,994
91,663	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	92,049
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	248,900
177,846	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	175,306
Principal Amount		Value
$250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	$246,440
203,545	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	200,421
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	151,687
320,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	318,064
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	202,091
Total Commercial Mortgage-Backed Securities (Cost $6,288,422)		6,177,284
Corporate Bonds & Notes — 8.4%
Basic Materials — 0.3%
Chemicals — 0.3%
230,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	236,402
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	200,959
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	110,625
		547,986
Iron & Steel — 0%
65,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22	66,138
		614,124
Communications — 0.9%
Internet — 0.3%
250,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	267,785
175,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	177,406
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	200,214
		645,405
Media — 0.3%
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	198,872
200,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	202,367
100,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	100,737
200,000	Warner Media LLC, Guaranteed Notes, 3.80%, 2/15/27	187,661
		689,637

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2018
Principal Amount		Value
Corporate Bonds & Notes — 8.4% (Continued)
Communications — 0.9% (Continued)
Telecommunications — 0.3%
$200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	$197,983
250,000	Telefonica Emisiones S.A., Guaranteed Notes, 5.88%, 7/15/19	252,995
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	246,771
		697,749
		2,032,791
Consumer, Cyclical — 0.7%
Auto Manufacturers — 0.2%
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	198,790
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	190,286
150,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	150,250
		539,326
Auto Parts & Equipment — 0%
100,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	93,000
Home Builders — 0.3%
200,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	200,377
175,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	168,000
100,000	Lennar Corp., Guaranteed Notes, 6.63%, 5/1/20	102,875
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	148,875
		620,127
Lodging — 0.2%
100,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	94,750
250,000	Marriott International, Inc., Senior Unsecured Notes, 3.75%, 3/15/25	241,044
		335,794
		1,588,247
Consumer, Non-cyclical — 1.0%
Beverages — 0.1%
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	150,521
Biotechnology — 0.1%
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	148,994
Principal Amount		Value
Consumer, Non-cyclical — 1.0% (Continued)
Commercial Services — 0.2%
$200,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	$200,500
150,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	151,167
125,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	115,938
		467,605
Healthcare Products — 0.1%
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	246,899
Healthcare Services — 0.2%
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	195,000
100,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	105,573
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	104,452
		405,025
Pharmaceuticals — 0.3%
210,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	200,557
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	249,286
200,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	205,725
200,000	Zoetis, Inc., Senior Unsecured Notes, 3.25%, 2/1/23	196,979
		852,547
		2,271,591
Energy — 1.2%
Oil & Gas — 0.6%
175,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	172,231
150,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	146,675
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	140,717
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26(2)	256,078
200,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	186,818
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	146,759
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	219,127
		1,268,405
Pipelines — 0.6%
150,000	Energy Transfer Partners L.P., Guaranteed Notes, 9.00%, 4/15/19	152,532

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2018
Principal Amount		Value
Corporate Bonds & Notes — 8.4% (Continued)
Energy — 1.2% (Continued)
$150,000	Energy Transfer Partners L.P., Series 5Y, Guaranteed Notes, 4.20%, 9/15/23	$147,831
150,000	Enterprise Products Operating LLC, Guaranteed Notes, 5.70%, 2/15/42	159,541
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	136,482
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	238,029
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	185,291
150,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	154,152
150,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	144,789
		1,318,647
		2,587,052
Financial — 3.3%
Banks — 1.5%
200,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	199,873
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	98,627
109,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	109,604
200,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	185,068
116,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	115,604
200,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	196,766
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	149,135
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	112,928
100,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	94,565
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22	206,733
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	149,909
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	492,715
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	250,132
500,000	Morgan Stanley GMTN, Senior Unsecured Notes, 5.50%, 7/28/21	523,992
Principal Amount		Value
Financial — 3.3% (Continued)
$250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	$249,864
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	248,799
		3,384,314
Diversified Financial Services — 0.7%
200,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	196,705
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	203,962
150,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	152,690
170,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	167,663
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	246,674
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	242,241
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	252,819
		1,462,754
Insurance — 0.4%
150,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	146,346
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	259,382
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	255,433
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	198,146
150,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(3)	139,500
		998,807
REITS — 0.7%
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	196,691
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	103,261
200,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	198,534
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	206,240
250,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	249,257
150,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	155,200
100,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	93,490
200,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	197,983

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2018
Principal Amount		Value
Corporate Bonds & Notes — 8.4% (Continued)
Financial — 3.3% (Continued)
$150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	$175,812
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	102,753
		1,679,221
		7,525,096
Industrial — 0.3%
Aerospace & Defense — 0.1%
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	248,867
Machinery Diversified — 0.1%
225,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	228,656
Miscellaneous Manufacturers — 0.1%
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	165,709
		643,232
Technology — 0.2%
Computers — 0%
100,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	91,894
Software — 0.2%
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	126,109
125,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	122,187
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	212,128
		460,424
		552,318
Utilities — 0.5%
Electric — 0.5%
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	201,718
250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	216,139
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	151,932
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	164,653
125,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	107,291
175,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	173,061
		1,014,794
Principal Amount		Value
Utilities — 0.5% (Continued)
Gas — 0%
$100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	$101,490
		1,116,284
Total Corporate Bonds & Notes (Cost $19,378,622)		18,930,735
Foreign Government Obligations — 0.5%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	300,757
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	295,673
175,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	169,209
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	151,276
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	129,063
Total Foreign Government Obligations (Cost $1,060,833)		1,045,978
Long-Term Municipal Securities — 0.8%
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	99,966
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	101,972
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	171,327
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	249,353
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	270,792
100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	106,478
300,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	326,403

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2018
Principal Amount		Value
Long-Term Municipal Securities — 0.8% (Continued)
$150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	$145,500
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	107,922
110,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	112,037
Total Long-Term Municipal Securities (Cost $1,693,587)		1,691,750
U.S. Government Agency Obligations — 5.9%
250,000	FHLB, 3.00%, 10/12/21	253,189
120,000	FHLB, 3.25%, 6/9/23	123,041
250,000	FHLB, 3.25%, 3/8/24	255,608
1,000,000	FHLMC, 6.25%, 7/15/32	1,335,250
81,417	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	78,485
104,770	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	109,371
636,764	FHLMC Gold PC Pool #G08732, 3.00%, 11/1/46	621,172
135,578	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	137,328
199,034	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	199,816
190,951	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	195,297
103,015	FHLMC Pool #A96409, 3.50%, 1/1/41	103,779
386,618	FHLMC Pool #AG08748, 3.50%, 2/1/47	387,301
250,000	FNMA, 2.38%, 1/19/23	248,129
250,000	FNMA, 2.63%, 9/6/24	249,129
55,398	FNMA Pool #254733, 5.00%, 4/1/23	58,031
136,890	FNMA Pool #255667, 5.00%, 3/1/25	143,396
120,338	FNMA Pool #890236, 4.50%, 8/1/40	126,046
193,352	FNMA Pool #995245, 5.00%, 1/1/39	204,789
169,892	FNMA Pool #AA7720, 4.00%, 8/1/39	174,666
74,667	FNMA Pool #AB1259, 5.00%, 7/1/40	79,246
211,218	FNMA Pool #AB4449, 4.00%, 2/1/42	217,185
280,535	FNMA Pool #AB5472, 3.50%, 6/1/42	282,711
162,927	FNMA Pool #AB6286, 2.50%, 9/1/27	160,743
Principal Amount		Value
$213,400	FNMA Pool #AB8144, 5.00%, 4/1/37	$226,448
79,532	FNMA Pool #AD2351, 4.00%, 3/1/25	81,444
280,593	FNMA Pool #AD6374, 5.00%, 5/1/40	297,854
251,692	FNMA Pool #AH4865, 4.50%, 2/1/41	262,933
34,244	FNMA Pool #AH5434, 4.50%, 4/1/41	35,467
145,767	FNMA Pool #AH8932, 4.50%, 4/1/41	152,681
75,750	FNMA Pool #AI1019, 4.50%, 5/1/41	79,238
96,219	FNMA Pool #AI1105, 4.50%, 4/1/41	100,784
236,095	FNMA Pool #AI3052, 3.50%, 7/1/26	238,980
134,992	FNMA Pool #AJ6932, 3.00%, 11/1/26	135,412
215,570	FNMA Pool #AO2961, 4.00%, 5/1/42	221,660
727,604	FNMA Pool #AP1340, 3.50%, 7/1/42	732,946
207,491	FNMA Pool #AQ0287, 3.00%, 10/1/42	203,995
661,662	FNMA Pool #AS9459, 4.50%, 4/1/47	685,472
273,756	FNMA Pool #AT0969, 3.00%, 4/1/43	269,019
643,718	FNMA Pool #AT8849, 4.00%, 6/1/43	661,570
151,070	FNMA Pool #AU6043, 3.00%, 9/1/43	147,762
231,045	FNMA Pool #AU7025, 3.00%, 11/1/43	227,041
177,649	FNMA Pool #AU8070, 3.50%, 9/1/43	178,916
178,364	FNMA Pool #AU8846, 3.00%, 11/1/43	175,283
88,657	FNMA Pool #AY2728, 2.50%, 2/1/30	86,810
161,106	FNMA Pool #AY5005, 4.00%, 3/1/45	164,353
139,887	FNMA Pool #BD8211, 4.00%, 4/1/47	142,643
72,622	FNMA Pool #MA0799, 4.00%, 7/1/26	74,426
239,242	FNMA Pool #MA3238, 3.50%, 1/1/48	239,260
103,661	GNMA, 3.00%, 4/16/39	103,105
265,222	GNMA II Pool #MA1090, 3.50%, 6/20/43	268,242
136,532	GNMA II Pool #MA1520, 3.00%, 12/20/43	135,580

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2018
Shares/ Principal Amount		Value
$58,810	GNMA II Pool #MA2445, 3.50%, 12/20/44	$59,314
240,195	GNMA II Pool #MA5076, 3.00%, 3/20/48	236,590
619,969	GNMA Pool #4016, 5.50%, 8/20/37	660,125
144,178	GNMA Pool #650494, 5.50%, 1/15/36	155,672
97,947	GNMA Pool #MA1375, 3.50%, 10/20/43	99,064
Total U.S. Government Agency Obligations (Cost $13,379,404)		13,283,797
U.S. Treasury Obligations — 4.2%
1,210,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,506,119
1,710,000	U.S. Treasury Bonds, 3.13%, 2/15/42	1,750,479
1,399,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,391,513
1,060,000	U.S. Treasury Notes, 1.63%, 7/31/20	1,044,970
1,000,000	U.S. Treasury Notes, 2.63%, 2/28/23	1,005,078
10,000	U.S. Treasury Notes, 2.00%, 4/30/24	9,736
1,020,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,002,429
1,600,000	U.S. Treasury Notes, 2.88%, 5/15/28	1,624,562
Total U.S. Treasury Obligations (Cost $9,070,976)		9,334,886
Short-Term Investments — 1.7%
Money Market Funds — 1.7%
2,999,752	State Street Institutional Liquid Reserves Fund	2,999,752
920,733	State Street Navigator Securities Lending Government Money Market Portfolio(4)	920,733
Total Short-Term Investments (Cost $3,920,221)		3,920,485
Total Investments — 98.6% (Cost $115,614,748)		$221,232,921
Cash And Other Assets In Excess Of Liabilities — 1.4%		3,225,464
Net Assets — 100.0%		$224,458,385
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2018, the market value of the securities on loan was $18,689,076.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $18,689,076 were out on loan in exchange for $920,733 of cash collateral as of December 31, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2018
The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$160,855,807	$—	$—	$160,855,807
Asset-Backed Securities	—	5,992,199	—	5,992,199
Commercial Mortgage-Backed Securities	—	6,177,284	—	6,177,284
Corporate Bonds & Notes*	—	18,930,735	—	18,930,735
Foreign Government Obligations	—	1,045,978	—	1,045,978
Long-Term Municipal Securities*	—	1,691,750	—	1,691,750
U.S. Government Agency Obligations	—	13,283,797	—	13,283,797
U.S. Treasury Obligations	—	9,334,886	—	9,334,886
Short-Term Investments	3,920,485	—	—	3,920,485
Total Investments in Securities	$164,776,292	$56,456,629	$—	$221,232,921

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Assets and Liabilities
Statement of Operations

December 31, 2018
ASSETS:
Investment securities, at value (Cost – $115,614,748) (securities on loan, at value, $18,689,076)	$221,232,921
Receivable for securities sold	3,916,139
Dividends and interest receivable	539,986
Prepaid expenses	3,827
Receivable for securities lending income	1,066
Receivable for fund shares sold	93
Total Assets	225,694,032
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	920,733
Payable for fund shares redeemed	89,123
Accrued expenses:
Advisory fee	91,676
Service and distribution plan fees	52,553
Other	81,562
Total Liabilities	1,235,647
Net Assets	$224,458,385
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 12,045,639 shares)	$120,456
Additional paid-in capital	93,507,437
Total Distributable Earnings (Loss)	130,830,492
Net Assets	$224,458,385
Net Asset Value Per Outstanding Share ($224,458,385 ÷ 12,045,639 shares outstanding)	$18.63

For the Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$2,241,516
Dividends (net of foreign withholding tax of $24,396)	1,505,863
Securities lending income	16,041
Total Income	3,763,420
Expenses:
Advisory fee	1,187,156
Service and distribution plan fees	985,405
Auditing and legal fees	132,544
Custody and accounting fees	108,115
Directors’ fees and expenses	44,131
Fund administration fees	24,600
Insurance fees	16,327
Compliance fees	14,878
Tax service fees	8,936
Registration and filing fees	4,309
Printing and postage fees	3,584
Other	2,920
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	2,532,905
Less: Service and Distribution Plan Fees Waived	(332,766)
Net Expenses	2,200,139
Net Investment Income	1,563,281
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	23,651,894
Foreign currency translations	222
23,652,116
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(24,294,172)
Foreign currency translations	(347)
(24,294,519)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(642,403)
Net Increase in Net Assets from Operations	$920,878

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$1,563,281	$1,627,925
Net realized gain on investments and foreign currency	23,652,116	27,152,745
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(24,294,519)	11,861,452
Net increase in net assets from operations	920,878	40,642,122
Distributions to Shareholders from:
Distributable Earnings	(28,783,312)	(22,876,957)*
Share Transactions:
Proceeds from sale of shares	1,892,607	1,898,032
Proceeds from reinvestment of dividends and distributions to shareholders	28,783,312	22,876,957
Cost of shares redeemed	(35,529,852)	(40,201,637)
Net decrease in net assets from fund share transactions	(4,853,933)	(15,426,648)
Total increase/(decrease) in net assets	(32,716,367)	2,338,517
NET ASSETS:
Beginning of year	257,174,752	254,836,235
End of year	$224,458,385	$257,174,752†

*
Distributions from net investment income and net realized gain for the year ended December 31, 2017 were as follows:

Distributable Earnings
Net investment income ($1,432,956) and net realized gain from investment transactions ($21,444,001)
†
Undistributed net investment income for the year ended December 31, 2017 was $1,771,732 (See Note 1). The SEC has eliminated the requirement for this disclosure in 2018.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$21.08	$19.76	$20.87	$22.17	$23.17
Income/(loss) from investment operations:
Net investment income	0.14	0.14	0.12	0.14	0.15
Net gains/(losses) on securities (both realized and unrealized)	(0.03)	3.09	1.05	0.08	1.70
Total from investment operations	0.11	3.23	1.17	0.22	1.85
Less distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.13)	(0.16)	(0.11)
Distributions from net realized gains	(2.40)	(1.79)	(2.15)	(1.36)	(2.74)
Total distributions	(2.56)	(1.91)	(2.28)	(1.52)	(2.85)
Net asset value, end of year	$18.63	$21.08	$19.76	$20.87	$22.17
Total return*	0.05%	16.88%	5.51%	0.88%	8.51%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$224,458	$257,175	$254,836	$270,980	$323,884
Ratio of gross expenses to average net assets(1)	1.03%	1.02%	1.05%	1.04%	1.03%
Ratio of net expenses to average net assets(2)	0.89%	0.89%	0.92%	0.90%	0.88%
Ratio of net investment income to average net assets	0.63%	0.63%	0.54%	0.53%	0.62%
Portfolio turnover rate	22%	7%	10%	6%	15%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(2)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements

December 31, 2018

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2018

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period
For the year ended December 31, 2018, there were no transfers among levels.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2018, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2018, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2018

The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2018

The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2018, the Fund was not invested in joint repurchase agreements.
As of December 31, 2018, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$18,689,076	$19,088,826	$19,239,105

*
Value Line Strategic Asset Management Trust received cash collateral of  $920,733, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Strategic Asset Management Trust received non-cash collateral of  $18,168,093, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2018.
	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$920,733	$—	$—	$—	$920,733
Total Borrowings	$920,733	$—	$—	$—	$920,733
Gross amount of recognized liabilities for securities lending transactions					$920,733

(K) New Accounting Pronouncements: The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.
(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2018

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	93,008	92,199
Shares issued to shareholders in reinvestment of dividends and distributions	1,487,510	1,143,848
Shares redeemed	(1,733,740)	(1,936,729)
Net decrease	(153,222)	(700,682)
Dividends per share from net investment income	$0.1573	$0.1198
Distributions per share from net realized gains	$2.3986	$1.7932

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2018
PURCHASES:
U.S. Treasury & Government Agency Obligations	$23,783,299
Other Investment Securities	27,509,977
Total Purchases	$51,293,276
SALES:
U.S. Treasury & Government Agency Obligations	$18,311,099
Other Investment Securities	59,597,710
Total Sales	$77,908,809

4.
Income Taxes

At December 31, 2018, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$115,624,699
Gross tax unrealized appreciation	$107,667,264
Gross tax unrealized depreciation	(2,059,042)
Net tax unrealized appreciation on investments	$105,608,222
Undistributed ordinary income	$1,634,910
Undistributed long-term gain	$23,587,360

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2018

The tax composition of distributions to shareholders for the years ended December 31, 2018 and December 31, 2017 were as follows:
	2018	2017
Ordinary income	$1,771,761	$1,410,669
Long-term capital gain	27,011,551	21,466,288
	$28,783,312	$22,876,957

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $71,658 and decreased accumulated realized gain by $71,658. Net assets are not affected by these reclassifications.
These reclassifications are primarily due to differing treatments of foreign currency translation and paydowns. Amounts are embedded within distributable earnings.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $1,187,156 was paid or payable to the Adviser for the year ended December 31, 2018. This was computed at an annual rate of 0.48% of the average daily net assets of the Fund during the year and paid monthly. Effective May 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration and Fund accounting services provided by the Fund’s Custodian. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2018, fees amounting to $985,405, before fee waivers, were accrued under the Plan. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year periods. For the year ended December 31, 2018, the fees waived amounted to $332,766. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Strategic Asset Management Trust
 Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Value Line Funds Variable Trust and Shareholders of Value Line Strategic Asset Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Strategic Asset Management Trust (one of the funds constituting Value Line Funds Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 14, 2019
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

■ Value Line Strategic Asset Management Trust
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 100% of the ordinary income distribution paid during the calendar year 2018 qualifies for the corporate dividends received deductions.
During the calendar year 2018, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2018, the Fund distributed $27,011,551 from long-term gains.
 Regulatory filing of Forms N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Regulatory filing of Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Strategic Asset Management Trust
Management Information
The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund directors and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 48	Trustee	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Trustees
Joyce E. Heinzerling Age: 62	Trustee	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 62	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Michael Kuritzkes Age: 58	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014.	11	None
Paul Craig Roberts Age: 80	Trustee	Since 1987	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 70	Trustee	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line Strategic Asset Management Trust
Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 48	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 68	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 40	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2018 - $44,332

Audit Fees 2017 - $26,089

(b) Audit-Related fees – None.

(c)	Tax Preparation Fees 2018 - $8,976

Tax Preparation Fees 2017 - $10,291

(d) All Other Fees – None

(e)(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees 2018 - None

Aggregate Non-Audit Fees 2017 - None

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:   March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

   Emily D. Washington, Treasurer, Principal Financial Officer

Date:   March 8, 2019